SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K /A
Amendment #1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2013

Co-Signer, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165692	27-1963282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 Mountain Vista Street, Suite C-1 , Henderson, NV	89014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 267-4461

Southern Products, Inc., 115 East Wilson Street, Unit B, Costa Mesa, CA 92627 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Co-Signer, Inc. (the “Company”) (the “Original Filing”), that was originally filed with the U.S. Securities and Exchange Commission on August 15, 2013. The Amendment is being filed to submit Exhibits 99.1, 99.2 and 99.3 as required by Item 9.01(a) and (b) of Form 8-K.

Except as described above, the Amendment does not modify or update the disclosures presented in, or exhibits to, the Original Filing in any way. Those sections of the Original Filing that are unaffected by the Amendment are not included herein. The Amendment continues to speak as of the date of the Original Filing. Furthermore, the Amendment does not reflect events occurring after the filing of the Original Filing. Accordingly, the Amendment should be read in conjunction with the Original Filing, as well as the Company’s other filings made with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act subsequent to the filing of the Original Filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	Merger Agreement(1)
3.1	Certificate of Amendment(1)
3.2	Certificate of Designation for Series A Convertible Preferred Stock(1)
10.1	Form of 8% Secured Note(1)
10.2	Form of $0.25 Warrant(1)
10.3	Client Service Contract with Imagine Media Group, LLC(1)
10.4	Affiliate Agreement with NTN, Inc.(1)
10.5	Lease Agreement for facility at 6250 Mountain Vista Street, Suite C-1(1)
10.6	8% Convertible Promissory Note issued to Charles J. Kalina III(1)
10.7	Promissory Note issued to Chiles Valley, LLC(1)
10.8	8% Convertible Promissory Note issued to John Neal(1)
10.9	90 Day Promissory Note issued to Argent Offset, LLC(1)
10.10	Promissory Note issued to Robert and Suzanne Roysden(1)
10.11	8% Convertible Promissory Note issued to Finiks Capital, LLC(1)
99.1	Balance Sheets of Co-Signer.com, Inc. as of December 31, 2012 and 2011 and the related Statements of Operations, Statement of Stockholders’ Deficit and Statements of Cash Flows for the years ended December 31, 2012 and 2011
99.2	Balance Sheets of Co-Signer.com, Inc. as of June 30, 2013 and the related Statements of Operations, Statement of Stockholders’ Deficit and Statements of Cash Flows for the six months ended June 30, 2013
99.3	Pro forma financial information for Co-Signer.com, Inc. and Southern Products, Inc. as of and for the periods ended February 28, 2013 and May 31, 2013

*Filed herewith

(1) Incorporated by reference to the Current Report on Form 8-K filed on August 15, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Co-Signer, Inc.

/s/ Darren Magot

Darren Magot

President, Chief Executive Officer

Date: October 29, 2013

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